                                                                    EXHIBIT 10.1



                     FIFTH AMENDMENT TO CREDIT AGREEMENT


                 THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and entered into effective as of the 31st day of December, 1997, by and among SOUTHERN MINERAL CORPORATION, a Nevada corporation (the "Borrower"), SMC PRODUCTION CO., a Texas corporation, SPRUCE HILLS PRODUCTION COMPANY, INC., a Delaware corporation and BEC ENERGY, INC., a Texas corporation (collectively, the "Co-Borrowers") and COMPASS BANK, a Texas state chartered banking institution ("Lender").

                              W I T N E S S E T H:

                 WHEREAS, the Borrower, the Co-Borrowers and Lender did execute and exchange counterparts of that certain Credit Agreement dated December 20, 1995, executed in connection with a revolving loan extended to the Borrowers by Lender as amended by First Amendment effective as of June 1, 1996, by letter amendment dated August 30, 1996, by letter amendment dated January 22, 1997, by Second Amendment to Credit Agreement effective as of December 17, 1996, by Third Amendment to Credit Agreement effective as of June 10, 1997, and by Fourth Amendment to Credit Agreement effective as of June 30, 1997 (the "Credit Agreement");

                 WHEREAS, the parties hereto desire to amend the Credit Agreement as hereinafter set forth;

                 NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Credit Agreement and this Amendment, the parties hereto agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                I.1 Terms Defined Above. As used herein, each of the terms "Amendment," "Borrowers," "Co- Borrowers," "Lender," and "Credit Agreement" shall have the meaning assigned to such term herein above.

                I.2 Terms Defined in Credit Agreement. As used herein, each term defined in the Credit Agreement shall have the meaning assigned thereto in the Credit Agreement, unless expressly provided herein to the contrary.

                I.3 References. References in this Amendment to Article or Section numbers shall be to Articles and Sections of this Amendment, unless expressly stated to the contrary. References in this Amendment to "hereby," "herein," "hereinafter," "herein above," "herein below," "hereof," and "hereunder" shall be to this Amendment in its entirety and not only to the particular Article or Section in which such reference appears.

                I.4 Articles and Sections. This Amendment, for convenience only, has been divided into Articles and Sections and it is understood that the rights, powers, privileges, duties, and other legal relations of the parties hereto shall be determined from this Amendment as an entirety and without regard to such division into Articles and Sections and without regard to headings prefixed to such Articles and Sections.

                I.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and likewise the plural shall be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter, when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative. Definitions of terms defined in the singular and plural shall be equally applicable to the plural or singular, as the case may be.


                                   ARTICLE II

                         AMENDMENTS TO CREDIT AGREEMENT

                 The Credit Agreement is hereby amended as follows:

               II.1 Amendment of Section 1.2. Section 1.2 of the Credit Agreement is hereby amended to read as follows:

                 The following definitions are added and/or amended to read as follows:

                 "Applicable Margin" shall mean as to each LIBO Rate Loan, the following:

       Borrowing Base                                     LIBO Rate Loan
        Utilization                                       Applicable Margin
       ------------------                                 -----------------
       1) greater than 66-2/3%                            two percent (2%)
           of Borrowing Base

       2) less than or equal to                           one and three-fourths
           66-2/3% and greater than                       percent (1-3/4%)
           33-1/3% of Borrowing Base

       3) less than or equal to                           one and one-half
           33-1/3% of Borrowing Base                      percent (1-1/2%)

                 The Borrowing Base Utilization and the corresponding LIBO Rate shall be set at each quarter end for the next quarter. Borrower will furnish to the Agent a Form of Borrowing Base Utilization, which is attached as Exhibit V to this Agreement, which shall stipulate the Borrowing Base Utilization level at the end of such quarter. Such form shall be furnished to the Agent within five (5) days of the end of such quarter."

                 "Borrowing Base Utilization" shall mean the aggregate principal amount of Loans outstanding hereunder as a percentage of the Borrowing Base."

               II.2 Amendment of Section 2.7. Section 2.7(a) of the Credit Agreement is hereby amended to read as follows:

                 "2.7 Borrowing Base Determinations. (a) The Borrowing Base as of December 31, 1997, is acknowledged by the Borrower, the Co-Borrowers and the Lender to be $34,000,000. Upon completion of Borrower's acquisition of Amerac Energy Corporation and Lender's receipt of acceptable documentation related thereto, the Borrowing Base shall be increased to $40,000,000. Commencing on February 1, 1998, and continuing thereafter on the first day of each calendar month until the earlier of the date such amount is redetermined or the Commitment Termination Date, the amount of the Borrowing Base shall be reduced by $400,000. In the event that Borrower has not furnished Lender with a recorded copy of an assignment to Borrower of a 0.225 working interest and a 0.1575 net revenue interest in and to State of Louisiana Oil and Gas Lease No. 14589, dated December 13, 1993, recorded under Entry No. 761535, COB 1198, Page 149, of the records of Lafourche Parish, Louisiana, on or before March 22, 1998, the Lender shall redetermine the Borrowing Base by deleting the value given to such lease."

               II.3 Amendment of Section 2.10. Section 2.10 of the Credit Agreement is amended by amending the first sentence to read as follows:

                 "To compensate the Lender for maintaining funds available, the Borrower shall pay to the Lender a commitment fee calculated on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day), on the average daily amount of the Available Commitment as follows:

                 Borrowing Base
                    Utilization                        Commitment Fee
                 ------------------                    --------------
                 1) greater than 50%                   one-half percent (1/2%)
                     of Borrowing Base

                 2) less than or equal to          three-eighths percent (3/8%)
                     50% of Borrowing Base

                 The Borrowing Base Utilization and the corresponding Commitment Fee shall be set at each quarter end for the next quarter.

               II.4 Amendment of Exhibit I. Exhibit I of the Credit Agreement, i.e. the Form of Promissory Note, is amended as set forth on Exhibit I to this Fifth Amendment.

                                  ARTICLE III

                                   CONDITIONS

                 The obligation of the Lender to amend the Credit Agreement as provided herein is subject to the fulfillment of the following conditions precedent:

              III.1 Receipt of Documents and Other Items. The Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and in form and substance satisfactory to the Lender:

                 (a) multiple counterparts of this Amendment and the Note, as requested by the Lender;

                 (b) Mortgage, Deed of Trust, Security Agreement and Financing Statement covering properties in Lake Raccourci Field and Big Escambia Creek Field;

                 (c) Assignment of Contract Rights (Security Agreement) covering various agreements concerning State of Louisiana Oil and Gas Lease No. 14589, dated December 13, 1993, recorded under Entry No. 761535, COB 1198, Page 149, of the records of Lafourche Parish, Louisiana; and

                 (d) such other agreements, documents, items, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

              III.2 Accuracy of Representations and Warranties. The representations and warranties contained in Article IV of the Credit Agreement and in any other Loan Document shall be true and correct, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.

              III.3 Matters Satisfactory to Lender. All matters incident to the consummation of the transactions contemplated hereby shall be satisfactory to the Lender.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                 The Borrower and each of the Co-Borrowers hereby expressly re-makes, in favor of the Lender, all of the representations and warranties set forth in Article IV of the Credit Agreement and set forth in any other Loan Document to which it is a party, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Credit Agreement and this Amendment.


                                   ARTICLE V

                                  RATIFICATION

                 Each of the parties hereto does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents to which it is a party, in all things in accordance with the terms and provisions thereof, as amended by this Amendment and the documents executed in connection herewith.


                                   ARTICLE VI

                                 MISCELLANEOUS

               VI.1 Scope of Amendment. The scope of this Amendment is expressly limited to the matters addressed herein and this Amendment shall not operate as a waiver of any past, present, or future breach, Default, or Event of Default under the Credit Agreement, except to the extent, if any, that any such breach, Default, or Event of Default is remedied by the effect of this Amendment.

               VI.2 Credit Agreement as Amended. All references to the Credit Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Credit Agreement shall be deemed to refer to the Credit Agreement as amended by this Amendment.

               VI.3 Parties in Interest. All provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Co-Borrowers, the Lender, and their respective successors and permitted assigns.

               VI.4 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the parties hereto and their
respective successors and permitted assigns.   No other Person shall have
standing to require satisfaction of such provisions in accordance with their terms and any or all of such provisions may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

               VI.5 Entire Agreement. THIS AMENDMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WHETHER WRITTEN OR ORAL, AMONG SUCH PARTIES
REGARDING THE SUBJECT HEREOF.   FURTHERMORE IN THIS REGARD, THIS AMENDMENT, THE
CREDIT AGREEMENT, AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG SUCH PARTIES.

               VI.6 Governing Law. THIS AMENDMENT AND ALL ISSUES ARISING IN CONNECTION HEREWITH AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

               VI.7 Jurisdiction and Venue. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, AT THE SOLE DISCRETION AND ELECTION OF THE LENDER, IN COURTS HAVING SITUS IN HOUSTON, HARRIS COUNTY, TEXAS. EACH OF THE BORROWERS HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN HOUSTON, HARRIS COUNTY, TEXAS, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

               VI.8 Waiver of Rights to Jury Trial. THE BORROWER, EACH OF THE CO-BORROWERS AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AMENDMENT, THE CREDIT AGREEMENT, OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AMENDMENT.

                 IN WITNESS WHEREOF, this Amendment is executed effective as of the date first herein above written.


                                       SOUTHERN MINERAL CORPORATION
                                       SMC PRODUCTION CO.
                                       SPRUCE HILLS PRODUCTION COMPANY,INC.
                                       BEC ENERGY, INC.


                                       By:/s/ James H. Price
                                          --------------------------------
                                           James H. Price
                                           Vice President-Finance


                                       COMPASS BANK



                                       By:/s/ Allison Hammer
                                          --------------------------------
                                           Allison Hammer
                                           Vice President

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT





                                    between





                          SOUTHERN MINERAL CORPORATION
                                BEC ENERGY, INC.
                               SMC PRODUCTION CO.
                     SPRUCE HILLS PRODUCTION COMPANY, INC.





                                      and





                                  COMPASS BANK





                                Effective as of
                               December 31, 1997

                                   EXHIBIT I

                                 [FORM OF NOTE]

$100,000,000                     Houston, Texas                December 31, 1997

                 FOR VALUE RECEIVED and WITHOUT GRACE, the undersigned ("Maker") promises to pay to the order of COMPASS BANK, successor by merger to Compass Bank - Houston ("Payee"), at its banking quarters in Houston, Harris County, Texas, the sum of ONE HUNDRED MILLION DOLLARS ($100,000,000), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated December 20, 1995, by and among Maker and Payee (as amended, restated, or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement.

                 Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the holder hereof to accelerate the maturity of all amounts due hereunder. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

                 This Note is issued pursuant to, is the "Note" under, and is payable as provided in the Credit Agreement. Subject to compliance with applicable provisions of the Credit Agreement, Maker may at any time pay the full amount or any part of this Note without the payment of any premium or fee, but such payment shall not, until this Note is fully paid and satisfied, excuse the payment as it becomes due of any payment on this Note provided for in the Credit Agreement.

                 This Note is issued in renewal and replacement, but not as a novation or discharge, of that certain Promissory Note dated December 20, 1995 in the original principal amount of $25,000,000, executed by Maker and payable to the order of Compass Bank - Houston, now Payee.

                 Without being limited thereto or thereby, this Note is secured by the Security Instruments.

                 THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW; PROVIDED, HOWEVER, THAT VERNON'S TEXAS CIVIL STATUTES,
ARTICLE 5069, CHAPTER 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRIPARTY ACCOUNTS) SHALL NOT APPLY TO THIS NOTE.

                                   SOUTHERN MINERAL CORPORATION
                                   SMC PRODUCTION CO.
                                   SPRUCE HILLS PRODUCTION COMPANY, INC.
                                   BEC ENERGY, INC.


                                   By:/s/ James H. Price
                                      -----------------------------------------
                                        James H. Price
                                        Vice President-Finance

                                   EXHIBIT V


                      [FORM OF BORROWING BASE UTILIZATION]

Compass Bank
24 Greenway Plaza, 14th Floor
Houston, Texas 77046
Attention: Energy Lending

         Re: Credit Agreement dated as of December 20, 1995, by and between Compass Bank, Southern Mineral Corporation, BEC Energy, Inc. SMC Production Co., and Spruce Hills Production Company, Inc. (as amended, restated, or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

         Pursuant to applicable requirements of the Credit Agreement, the undersigned, as Responsible Officers of the Borrowers and the Guarantors, hereby certify to you the following information as true and correct as of the date hereof or for the period indicated, as the case may be:

         To the best knowledge of the undersigned, the Borrowing Base Utilization as described in the definition of Applicable Margin for the quarter ending __________, 19__, was as follows, and the LIBO Rate Loan Applicable Margin for the following quarter is as follows:

      Borrowing Base                                      LIBO Rate Loan
         Utilization                                     Applicable Margin
      --------------------------------------------------------------------
      [1) greater than 66-2/3%                           two percent (2%)
          of Borrowing Base

      2) less than or equal to 66-2/3%                   one and three-fourths
          and greater than 33-1/3%                       percent (1-3/4%)
          of Borrowing Base

      3) less than or equal to                           one and one-half
          33-1/3% of Borrowing Base                      percent (1-1/2%)]


         To the best knowledge of the undersigned, the Borrowing Base Utilization for the quarter ending __________, 19__, was as follows and the Commitment Fee as described in Section 2.11 for the following quarter is as follows:

        Borrowing Base
           Utilization                      Commitment Fee
        --------------------------------------------------------------
        [1) greater than 50%                one-half percent (1/2%)
            of Borrowing Base

        2) less than or equal to 50%        three-eighths percent (3/8%)
            of Borrowing Base]


         Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.


                                     Very truly yours,

                                     SOUTHERN MINERAL CORPORATION
                                     SMC PRODUCTION CO.
                                     SPRUCE HILLS PRODUCTION COMPANY, INC.
                                     BEC ENERGY, INC.



                                     By:/s/ James H. Price
                                        -------------------------------------
                                         James H. Price
                                         Vice President-Finance